Merger Transaction (Tables)	12 Months Ended
Dec. 31, 2022
Reverse Recapitalization [Abstract]
Schedule of Reverse Recapitalization

The following table provides the historical cost of the assets and liabilities assumed as a result of the Transaction:

Cash	$341,462
Warrant liabilities	(47,532)
Total net assets	$293,930

The following summarizes the common stock outstanding immediately following the Transaction, on May 3, 2022:

	Shares	%
Spring Valley Class A Shareholders	14,400,369	6.5%
Spring Valley Founders(A)	3,871,009	1.8%
Total Spring Valley	18,271,378	8.3%
Legacy NuScale Equityholders	178,396,711	81.0%
PIPE Shares	23,700,002	10.8%
Total Shares at Closing (excluding shares below)	220,368,091	100.0%
Remaining NuScale Consideration Shares - upon Exercise of NuScale Corp Options	14,742,933
Other - Earn Out Shares(B)	1,643,924
Total Shares	236,754,948
(A)	Includes an aggregate of 120,000 Spring Valley Class B ordinary shares that were issued to Spring Valley’s independent directors.
(B)	Spring Valley Founders Shares included “Earn Out Shares”. Fifty percent of the Earn Out Shares vest, pursuant to the sponsor letter agreement, dated as of December 31, 2021, between SV Acquisition Sponsor Sub, LLC, Spring Valley and NuScale LLC, if NuScale Corp trades at $12.00 per share or higher over any 20 trading days within a 30-day window during the 60 months following the closing and the dollar volume-weighted average price (“VWAP”) is greater than or equal to $12.00 per share. The remainder of the Earn Out Shares vest if NuScale Corp trades at $14.00 per share or higher over any 20 trading days within a 30-day window during the 60 months following the closing and the VWAP is greater than or equal to $14.00 per share. The Earn Out Shares associated with the merger became vested during 2022, as the VWAP of the Company’s share price exceeded $12.00 and then $14.00 for the required time period.